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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): October 22, 1999




                                 U S WEST, Inc.
                            (Formerly "USW-C, Inc.")
             (Exact name of registrant as specified in its charter)


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

 A Delaware Corporation             Commission File          IRS Employer Identification
 (State of Incorporation)            Number 1-14087                 No. 84-0953188

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                 1801 California Street, Denver, Colorado 80202
          (Address of principal executive offices, including Zip Code)


                         Telephone Number (303) 672-2700
              (Registrant's telephone number, including area code)


            (The Exhibits index is located on page 2 of this report)

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Item 5.       Other Events

              On October 22, 1999, U S WEST, Inc. released its third quarter earnings results. The release and financial statements are attached hereto as Exhibits.


Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

         The following exhibits are filed as part of this current report on Form 8-K:
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
Exhibit
Number                               Exhibit


27        Financial Data Schedule

99 Press Release issued October 22, 1999 concerning the earnings results of U S WEST, Inc. for the third quarter of 1999.

99A.1 Unaudited Consolidated Statements of Income of U S WEST, Inc. for the quarters and nine-month periods ended September 30, 1998 and 1999, respectively, filed in connection with the Press Release dated October 22, 1999.

99A.2 Unaudited Earnings Normalization Schedule of U S WEST, Inc. for the quarters and nine months ended September 30, 1998 and 1999, respectively, filed in connection with the Press Release dated October 22, 1999

99A.3 Unaudited Consolidated Balance Sheets of U S WEST, Inc. for the nine-month period ended September 30, 1999 and the year ended December 31, 1998, respectively, filed in connection with the Press Release dated October 22, 1999.

99A.4 Unaudited Consolidated Statements of Cash Flows of U S WEST, Inc. for the nine-month periods ended September 30, 1999 and 1998, respectively, filed in connection with the Press Release dated October 22, 1999.

99A.5 Unaudited Selected Consolidated Data of U S WEST, Inc. for the quarters and nine-month periods ended September 30, 1999 and 1998, respectively, filed in connection with the Press Release dated October 22, 1999.

99A.6     Unaudited   Consolidated   Statements   of  Operations  of  U  S  WEST
          Communications, Inc. for the quarters and nine-month periods ended September 30, 1999 and 1998, respectively.

99A.7 Unaudited Consolidated Balance Sheets of U S WEST Communications, Inc.for the quarter and nine-month period ended September 30, 1999 and the year ended December 31, 1998, respectively.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             U S WEST, Inc.
                             (Formerly "USW-C, Inc.")

                        By:  /s/ Thomas O. McGimpsey
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                             Thomas O. McGimpsey
                             Assistant Secretary

Dated:        October 22, 1999